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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                  August 1, 2001 - August 31, 2001

SETTLEMENT DATE:                              17-Sep-01

A.     SERIES INFORMATION

       ADVANTA LEASING RECEIVABLES CORP. IV AND
       ADVANTA LEASING RECEIVABLES CORP. V
       EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
       SERIES 1998-1

I.     SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

       (a.)     Beginning Aggregate Contract Principal Balance  ("ACPB") ......................                      $ 50,292,276.38
                                                                                                                     ---------------
       (b.)     Contract Principal Balance of all Collections allocable to Contracts ..........  $  3,989,778.55
                                                                                                 ---------------
       (c.)     Contract Principal Balance of Charged-Off Contracts ...........................  $    284,035.58
                                                                                                 ---------------
       (d.)     Total decline in Principal Balance ............................................                      $  4,273,814.13
                                                                                                                     ---------------


       (e.)     Ending Aggregate Contract Principal Balance of
                  all Contracts as of this Settlement Date ....................................                       $46,018,462.25
                                                                                                                     ---------------
                .
                BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
       (f.)     Class A Principal Balance as of this Settlement Date ..........................                      $36,493,451.61
                                                                                                                     ---------------
                (Class A Note Factor) ...............................   0.1101855
                                                                        ---------
       (g1.)    Class A-1 Principal Balance .(Note Factor) ..........   0.0000000                             --
                                                                        ---------                ---------------
       (g2.)    Class A-2 Principal Balance . (Note Factor) .........   0.0000000                $            --
                                                                        ---------                ---------------
       (g3.)    Class A-3 Principal Balance . (Note Factor) .........   0.0000000                $          0.00
                                                                        ---------                ---------------
       (g4.)    Class A-4 Principal Balance . (Note Factor) .........   0.7950643                $ 36,493,451.61
                                                                        ---------                ---------------
       (h.)     Class B Principal Balance as of this Settlement Date ...........................................     $           --
                                                                                                                    ----------------
                (Class B Note Factor) ...............................   0.0000000
                                                                        ---------
       (i.)     Class C Principal Balance as of this Settlement Date ..........................................      $           --
                                                                                                                    ----------------
                (Class C Note Factor) ...............................   0.0000000
                                                                        ---------
       (l.)     Class D Principal Balance as of this Settlement Date ..........................................      $ 9,525,010.64
                                                                                                                    ---------------
                (Class D Note Factor) ...............................   0.6349878
                                                                        ---------

II.    COMPLIANCE RATIOS

       (a.)     Aggregate Contract Balance Remaining ("CBR") of all
                 Contracts as of the related Calculation Date .................................................     $ 48,844,073.50
                                                                                                                    ----------------
       (b1.)    % of CBR 31 days or more delinquent as of the related Calculation Date ........................          6.77%
                                                                                                                    ----------------
       (b2.)    Preceding Month%:                                       Jul-01 ................................          6.41%
                                                                  ---------------                                   ----------------
       (b3.)    2nd Preceding Month%:                                   Jun-01 ................................          6.69%
                                                                  ---------------                                   ----------------
       (b4.)    Three month rolling average % of CBR 31 days or more delinquent ...............................          6.62%
                                                                                                                    ----------------


       (c.)     Does the three month rolling average % of CBR which are 31 days
                  or more delinquent exceed 10.5% ? . Y or N. .................................................           NO
                                                                                                                    ----------------


                (Amortization Period Only)
       (d)      Cumulative Net Loss Percentage as of the related Collection Period ............................         3.07%
                                                                                                                    ----------------


                Does the Cumulative Net Loss Percentage exceed

       (d1.)    4.0% from the Beginning Period to and including 12th Collection
                 Period ?  Y or N .............................................................................         N/A
                                                                                                                    ----------------
       (d2.)    5.5% from 13th Collection Period to and including 24th Collection
                 Period ? Y or N ..............................................................................         N/A
                                                                                                                    ----------------
       (d3.)    7.0% from 25th Collection Period and thereafter ? Y or N ......................................          NO
                                                                                                                    ----------------
                (If Yes to e1 or e2 or e3, then a Residual Event occurs)

       (e1.)    Residual Realization for the related Collection Period  > 100% (YES/NO) .......................         YES
                                                                                                                    ----------------
       (e2.)    Preceeding Month:                                       Jul-01  > 100% (YES/NO) ...............         YES
                                                                  ---------------                                   ----------------
       (e3.)    2nd Preceeding Month:                                   Jun-01  > 100% (YES/NO) ...............         YES
                                                                  ---------------                                   ----------------
       (e4.)    Three month rolling average Residual Realization Ratio  > 100% (YES/NO) .......................         YES
                (If less than 100%, then a Residual Event Occurs)
                                                                                                                    ----------------

III.   FLOW OF FUNDS
                   The amount of available funds on deposit in the Series 1998-1
                    Facility Account ..........................................................................      $ 5,310,202.07
                                                                                                                    ----------------
                (1)On the Payment Date which is also the Amortization Date and each Payment Date thereafter

       (a.)        To the Servicer, Unrecoverable Servicer Advances            . .............................            72,214.87
                                                                                                                    ----------------
       (b.)        To the Servicer, if ABS is not the Servicer, Servicing Fee and
                    Ancillary Servicing Income, if any .......................................................
                                                                                                                    ----------------
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
                   To Series 1998-1 Noteholders:
       (c.)        To Class A, the total Class A Note Interest and Class A Overdue
                    Interest for the related period. ..........................................................     $    203,156.87
                                                                                                                    ----------------
                               Interest on Class A-1 Notes ....................................  $            --
                                                                                                 ---------------
                               Interest on Class A-2 Notes ....................................  $            --
                                                                                                 ---------------
                               Interest on Class A-3 Notes ....................................  $            --
                                                                                                 ---------------
                               Interest on Class A-4 Notes ....................................  $    203,156.87
                                                                                                 ---------------
       (d.)        Interest on Class B Notes for the related period ...........................................     $            --
                                                                                                                    ----------------
       (e.)        Interest on Class C Notes for the related period ...........................................     $            --
                                                                                                                    ----------------
       (f.)        To Series 1998-1 Noteholders:
                   To Class A, the total Principal Payment and Class A Overdue
                     Principal, if any ........................................................................        4,273,814.13
                                                                                                                    ----------------
                               Principal Payment to Class A-1 Noteholders .....................        N/A
                                                                                                 ---------------
                               Principal Payment to Class A-2 Noteholders .....................  ---------------
                               Principal Payment to Class A-3 Noteholders .....................  $            --
                                                                                                 ---------------
                               Principal Payment to Class A-4 Noteholders .....................  $  4,273,814.13
                                                                                                 ---------------
                   To Class B for Principal Payment and Overdue Principal, if any .............................                  --
                                                                                                                    ----------------
                   To Class C for Principal Payment and Overdue Principal, if any .............................                  --
                                                                                                                    ----------------
       (g)         Overdue Principal (included in the Principal Payments per above, if any):
                   To Class A, total for Overdue Principal ....................................        N/A
                                                                                                 ---------------
                               Overdue Principal to Class A-1           N/A
                                                                  ---------------
                               Overdue Principal to Class A-2           N/A
                                                                  ---------------
                               Overdue Principal to Class A-3           N/A
                                                                  ---------------
                               Overdue Principal to Class A-4           N/A
                                                                  ---------------
                   To Class B for Overdue Principal ...........................................        N/A
                                                                                                 ---------------
                   To Class C for Overdue Principal ...........................................        N/A
                                                                                                 ---------------
       (h1.)       Until the Reserve Account Funding Date:
                   To the Reserve Account, the amount equal to the Servicing Fee
                    otherwise payable to ABS ..................................................................            N/A
                                                                                                                    ----------------
       (h2.)       After the Reserve Account Funding Date:
                   To the Servicer, ABS, the Servicing Fee plus Ancillary
                    Servicing Income, if any ..................................................................           41,910.23
                                                                                                                    ----------------
       (i.)        To the Reserve Account, the amount needed to increase the
                    amount on deposit in the Reserve Account to
                    the Required Reserve Amount for such Payment Date .........................................            N/A
                                                                                                                    ----------------
       (j.)        Upon the occurrence of a Residual Event      the lesser of:
       (j1.)       (A) the Available Funds remaining on deposit in the Facility
                    Account and ...............................................................        N/A
       (j2.)       (B) the aggregate amount of Residual Receipts included in                     ---------------
                    Available Funds ...........................................................        N/A
                                                                                                 ---------------
       (j3.)       To be deposited to the Residual Account ....................................................           N/A
                                                                                                                    ----------------
       (k.)        To Class D Noteholders for Principal Payment ...............................................                  --
                                                                                                                    ----------------
       (l.)        To Class D Noteholders for Overdue Principal, if any .......................................           N/A
                                                                                                                    ----------------
                (3)To ABS, the Servicing Fee previously due, but deposited to
                   the Reserve Account ........................................................................     $            --
                                                                                                                    ----------------
                (4)To the Trustee to Fund the Servicer Conversion Expense Account
                                                                                                                    ----------------
                (5)To the Series Obligors, as holders of the Residual Interest,
                    any Available Funds remaining on deposit in the Facility Account ..........................     $    719,105.97
                                                                                                                    ----------------
IV.    SERVICER ADVANCES

       (a.)     Aggregate amount of Servicer Advances at the beginning of the
                 related Collection Period ....................................................................        1,204,292.23
                                                                                                                    ----------------
       (b.)     Servicer Advances reimbursed during the related Collection Period .............................           39,994.65
                                                                                                                    ----------------
       (c.)     Amount of unreimbursed Servicer Advances to be reimbursed on the
                Settlement Date ...............................................................................           72,214.87
                                                                                                                    ----------------
       (d.)     Servicer Advances made during the related Collection Period ...................................                  --
                                                                                                                    ----------------
       (e.)     Aggregate amount of Servicer Advances at the end of the Collection
                Period ........................................................................................     $  1,092,082.71
                                                                                                                    ----------------

V.     RESERVE ACCOUNT
       (a.)     Amount on deposit at the beginning of the related Collection Period ...........................     $  3,600,000.00
                                                                                                                    ----------------
       (b.)     Amounts used to cover shortfalls, if any, for the related
                 Collection Period ............................................................................     $            --
                                                                                                                    ----------------
       (c.)     Amounts transferred from the Facility Account, if applicable ..................................     $            --
                                                                                                                    ----------------
       (d.)     Interest earned on Reserve Balance ............................................................     $     10,434.24
                                                                                                                    ----------------
       (e.)     Reserve Account Ending Balance before calculating Required Reserve Amount .....................     $  3,610,434.24
                                                                                                                    ----------------
       (f.)     Required Reserve Amount needed as of the related Collection Period ............................     $  3,600,000.00
                                                                                                                    ----------------
       (g1.)    If (f) is greater than (e), then amount of shortfall ..........................................                0.00
                                                                                                                    ----------------
       (g2.)    If (e) is greater than (f), then excess amount to be transferred
                 to the Series Obligors .......................................................................           10,434.24
                                                                                                                    ----------------
       (h.)     Amounts on deposit as of this Settlement Date (e minus g2) ....................................     $  3,600,000.00
                                                                                                                    ----------------


VI.    RESIDUAL ACCOUNT
       (a.)     Amount on deposit at the beginning of the related Collection Period ...........................                0.00
                                                                                                                    ----------------
       (b.)     Amounts transferred from the Facility Account .................................................                0.00
                                                                                                                    ----------------
       (c.)     Amounts used to cover shortfalls for the related Collection Period ............................                0.00
                                                                                                                    ----------------
       (d.)     Amount on deposit as of this Settlement Date ..................................................                0.00
                                                                                                                    ----------------
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
VII.   ADDITIONAL PROPERTY FUNDING ACCOUNT
       (a.)     Amount on deposit at the beginning of the related Collection Period ...........................                0.00
                                                                                                                    ----------------
       (b.)     Amounts transferred from the Facility Account .................................................                0.00
                                                                                                                    ----------------
       (c.)     Amounts transferred to the Series Obligors ....................................................                0.00
                                                                                                                    ----------------
       (d.)     Amount on deposit as of this Settlement Date ..................................................                0.00
                                                                                                                    ----------------

VIII.  ADVANCE PAYMENTS
       (a.)     Beginning aggregate Advance Payments ..........................................................    $     966,867.94
                                                                                                                    ----------------
       (b.)     Amount of Advance Payments collected during the related
                 Collection Period ............................................................................    $     662,009.23
                                                                                                                    ----------------
       (c.)     Investment earnings for the related Collection Period .........................................    $       3,355.09
                                                                                                                    ----------------
       (d.)     Amount of Advance Payments withdrawn for deposit into Facility
                 Account ......................................................................................    $     781,897.20
                                                                                                                    ----------------
       (e.)     Ending aggregate Advance Payments .............................................................    $     850,335.06
                                                                                                                    ----------------


       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:      /s/ Mark Shapiro

       TITLE:   Assistant Treasurer

       DATE:        12-Sep-01



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